                                                                    Exhibit 99.1


                                                          CarrAmerica
                                                          America's Workplace(R)



                                    [PICTURE]



                        [PICTURE]               [PICTURE]


                    Supplemental Operating and Financial Data
                     For the Quarter Ended December 31, 2002



          All dollar amounts shown in this report are in U.S. dollars.

    This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
CORPORATE OVERVIEW

    The Company ............................................................     1
    Board of Directors / Executive Officers / Research Coverage ............     2
    Regional Offices / Investor Relations / Information Requests ...........     3

FINANCIAL HIGHLIGHTS

    Key Quarterly Financial Data ...........................................     4
    Same Store Results and Analysis ........................................     5
    Financial Ratios .......................................................     6
    Share and Operating Partnership Unit Data ..............................     7
    Debt Capitalization Summary ............................................     8-9
    Corporate Investment Information .......................................     10
    Unconsolidated Equity Investments ......................................     11

SEGMENT ANALYSIS

    Core Operating Properties
    -------------------------
    Current Summary of Operating Properties ................................    12-15
    Occupancy Summary and Lease Roll-over Schedule .........................    16-17
    Operating Portfolio Lease Economics ....................................    18-19
    Top 25 Tenants by Rent .................................................    20
    Development
    -----------
    Development Activity by Market .........................................    21
    Land Held for Development Schedule .....................................    22
    Projected Stabilized First Year Yields on Joint Development Projects ...    23

THE COMPANY

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO
(consolidated, stabilized; as of 12/31/02)

260 Properties
20.3 Million Square Feet

(consolidated/unconsolidated; as of 12/31/02)

296 Properties
25.2 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:             BBB
Moody's:           Baa2
Standard & Poor's: BBB


WEIGHTED AVERAGE OCCUPANCY (stabilized)

92.3 % Consolidated Properties
92.3 % All Properties

REGIONAL DISTRIBUTION
(stabilized; as of 12/31/02)

                               Based on            Based on Square
                                 NOI                  Footage
                                 ---                  -------
Pacific region                  55.56%                  50.98%
Eastern region                  26.40%                  26.09%
Central region                   9.88%                  13.19%
Mountain region                  8.16%                   9.74%


MARKETS
(stabilized; as of 12/31/02)
                                       % of NOI         % of Sq. Ft.
                                    ---------------- --------------------

San Francisco Bay Area                       33.57               27.12
Washington DC Metro                          21.41               17.35
Southern California                          14.20               15.11
Seattle/Portland                              7.79                8.75
Salt Lake City/Phoenix                        5.30                5.72
Atlanta                                       4.99                8.74
Chicago                                       4.91                6.10
Dallas                                        3.62                4.96
Denver                                        2.86                4.02
Austin                                        1.35                2.13

                                    ---------------- --------------------
                                            100.00              100.00
                                    ---------------- --------------------

BOARD OF DIRECTORS

Thomas A. Carr
Chairman of the Board and
Chief Executive Officer
CarrAmerica Realty Corporation

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Philip L. Hawkins
President and Chief Operating Officer
CarrAmerica Realty Corporation

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Robert E. Torray
Chairman
Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.
Partner
Covington & Burling


EXECUTIVE OFFICERS

Thomas A. Carr
Chief Executive Officer

Philip L. Hawkins
President and Chief Operating Officer

Stephen E. Riffee
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer

Linda A. Madrid
Managing Director, General Counsel and
Corporate Secretary

RESEARCH COVERAGE

David Aubuchon
A.G. Edwards
(314) 955-5452

Lee Schalop/Alexis Hughes
Bank of America Securities
(212) 847-5677/(212) 847-5705

Louis Taylor
Deutsche Banc Alex. Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443)263-6773/(443) 263-6537

David Kostin
Goldman, Sachs & Company
(212) 902-6781

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Brian Legg
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 449-1153

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jim Sullivan
Prudential Securities
(212) 778-2515

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500
Washington, D.C. 20006
(202) 729-1700


REGIONAL OFFICES

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
Robert Milkovich, Regional Managing Director

Northern California
Christopher Peatross, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
Robert Milkovich, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C.  20006
Telephone:  (202) 729-1700
Fax:  (202) 729-1060

CONTACT

Stephen M. Walsh
Senior Vice President, Capital Markets
Telephone: (202) 729-1764
E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

         Investor Relations at (202) 729-7518
         Or 1 (800) 417-2277
         swalsh@carramerica.com

                                                                     CarrAmerica
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                                             www.carramerica.com

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data

-----------------------------------------------------------------------------------------------------------------------------------

($ and shares in thousands)
                                                       12/31/2002    9/30/2002    6/30/2002    3/31/2002   12/31/2001
                                                      ---------------------------------------------------------------
Shares and Units:
----------------
Common Shares                                              51,836       53,131       53,116       52,760       51,965
Outstanding OP Units (a)                                    5,579        5,708        5,704        5,882        5,973
Convertible Preferred Shares                                    -            -            -            -           80
Combined Shares and OP Units (a)                           57,415       58,839       58,820       58,642       58,018
Weighted Average - Basic                                   52,817       53,124       53,015       52,326       56,884
Weighted Average - Adjusted                                53,727       53,818       54,316       59,700       64,235


Share Price:
-----------
At the End of the Period                              $     25.05  $     25.17  $     30.85  $     31.41  $     30.10
High During Period                                          27.30        30.75        33.30        31.76        30.30
Low During Period                                           21.94        24.00        29.74        29.10        27.90

Capitalization Summary:
----------------------
Market Value of Common Equity                         $ 1,438,246  $ 1,480,978  $ 1,814,597  $ 1,841,945  $ 1,746,342
Preferred Equity                                          254,518      260,707      379,525      400,000      400,000
Total Debt (g)                                          1,607,356    1,569,826    1,401,910    1,417,276    1,405,382
Total Market Capitalization                             3,300,120    3,311,511    3,596,032    3,659,221    3,551,724
Total Debt/Total Market Capitalization                       48.7%        47.4%        39.0%        38.7%        39.6%

Financial Information:
---------------------
Total Assets (h)                                      $ 2,815,705  $ 2,812,209  $ 2,750,884  $ 2,771,262  $ 2,775,600
Book Value of Real Estate Assets (before
   accumulated depreciation)                            3,065,392    3,012,611    2,964,435    2,944,629    2,936,566
Total Liabilities (g)                                   1,741,692    1,664,936    1,519,583    1,514,715    1,514,400
Total Minority Interest (including OP)                     76,222       77,962       80,622       79,598       83,393
Total Shareholders' Equity                                997,791    1,043,714    1,150,679    1,176,949    1,177,807
Total Operating Revenues                                  137,937      133,208      129,507      133,331      137,750
Property NOI                                              130,574       83,657       83,148       84,597       89,427
Property Operating Margin                                    65.4%        65.5%        67.0%        66.5%        67.1%
Recurring EBITDA (e,f)                                     82,167       81,630       82,977       81,920       83,018
Recurring EBITDA Per Share - Basic (e,f)                     1.56         1.54         1.57         1.57         1.46
Recurring EBITDA Per Share - Diluted (e,f)                   1.53         1.52         1.53         1.37         1.29
Interest Coverage Ratio (b,e,f)                               3.3          3.3          3.4          3.4          4.1
Interest Coverage Ratio (c,e,f)                               3.2          3.3          3.3          3.2          3.7
Fixed Charge Coverage Ratio (b,e,f)                           2.4          2.3          2.3          2.2          2.5
Fixed Charge Coverage Ratio (c,e,f)                           2.3          2.3          2.2          2.1          2.3
Adjusted Funds From Operations (d,e)                       51,904       46,938       46,779       48,112       54,371
Dividends Declared                                         0.5000       0.5000       0.5000       0.5000       0.4625
FFO Payout Ratio - Adjusted (e)                              56.8%        57.5%        58.8%        61.7%        54.4%
Net-Straight Line Revenue/Expense Adjustment                2,583        2,211        2,229        2,903        4,496

Portfolio Size (including unconsolidated properties):
----------------------------------------------------
Buildings                                                     296          294          290          290          290
Total Square Footage (in thousands)                        25,207       24,874       24,982       24,969       24,960
Current Weighted Average Occupancy                           92.3%        92.7%        93.9%        94.2%        95.4%

(a) Operating partnership
(b) Excluding covering capitalized interest
(c) Including covering capitalized interest
(d) Represents adjusted Funds from Operations (FFO)
(e) Excludes impairment loss of $42,249 related to investment in HQ Global in the fourth quarter of 2001
(f) Excludes $2,400 and $6,293 of HQ lease guarantees in the first quarter and second quarter, respectively, of 2002
(g) Excludes bond issue costs and discounts and fair value of interest rate swap
(h) Includes bond issue costs and discounts

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results
--------------------------------------------------------------------------------

(In thousands)

                                              Three Months Ended              %            Twelve Months Ended             %
                                                  December 31,             Change              December 31,             Change
                                        -------------------------------   --------   -------------------------------   --------
                                             2002             2001                        2002             2001
                                        --------------   --------------              --------------   --------------
Real estate operating revenue            $    124,340     $    121,898       2.0%     $    473,866     $    476,763      -0.6%

Real estate operating expenses                 41,715           43,821      -4.8%          159,419          154,912       2.9%
                                        --------------   --------------              --------------   --------------
Total real estate operating income
  - GAAP basis                           $     82,625     $     78,077       5.8%     $    314,447     $    321,851      -2.3%
                                        ==============   ==============              ==============   ==============
Straight-line rent adjustment                   1,975            3,795     -48.0%            6,419           10,162     -36.8%
                                        --------------   --------------              --------------   --------------
Total real estate operating income
  - Cash basis                           $     80,650     $     74,282       8.6%     $    308,028     $    311,689      -1.2%
                                        ==============   ==============              ==============   ==============

YTD average occupancy                            91.9%            95.2%     -3.3%             92.8%            96.2%     -3.4%
                                        ==============   ==============              ==============   ==============

Same store square footage                  19,533,790                                   19,047,136
                                        ==============                               ==============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios

--------------------------------------------------------------------------------

Financial Position Ratios for Operations:
----------------------------------------
                                                                                     Dec. 31,            Dec. 31,
                                                                                       2002                2001
                                                                                   --------------     --------------
Total Debt/Total Capitalization (Book Value)                                           59.2%               52.1%
Total Debt/Total Capitalization (Market)                                               48.7%               39.6%

Operating Ratios for Operations:
-------------------------------
                                                                        Three Months Ended                 Twelve Months Ended
                                                                            December 31,                       December 31,
                                                                     ----------------------------     ------------------------------
                                                                        2002           2001                2002            2001
                                                                     ------------  --------------     ---------------  -------------
Secured EBITDA/Total EBITDA                                              30.9%           31.7%               29.7%          31.4%

Interest Coverage (1)
      Excluding capitalized interest                                     3.26            4.06                3.34           4.10
      Including capitalized interest                                     3.16            3.72                3.23           3.82

Fixed charge coverage
      Excluding capitalized interest                                     2.37            2.46                2.27           2.50
      Including capitalized interest                                     2.32            2.33                2.22           2.39

Adjusted FFO Payout Ratio (2)                                            56.8%           54.4%               59.0%          56.6%

G&A as a % of Revenue (3)(4)                                              8.8%            8.8%                7.3%           9.0%

NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2) Dividends paid per common share divided by adjusted FFO per share. Excludes HQ lease guarantee.
(3) Excludes gains on sales of assets. Includes interest income and equity on earnings of unconsolidated entities.
(4) Includes discontinued property operations.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding at December 31, 2002 and December 31, 2001, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the quarter ended December 31, 2002 and 2001. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)

                                                                CarrAmerica
                                                             Realty Corporation
                                       CarrAmerica                Series A
                                    Realty Corporation          Convertible             Dividend Paying            Non-Dividend
                                      Common Shares           Preferred Shares               Units                 Paying Units
                                       Outstanding            Outstanding (a)           Outstanding (b)            Outstanding
                                  -----------------------  -----------------------   -----------------------   ---------------------
Outstanding as of
      December 31, 2002                           51,836                        -                     5,579                       89
      December 31, 2001                           51,965                       80                     5,794                      179

Weighted average for the three
      months ended December 31,
      2002                                        52,834                        -                     5,610                       89
      2001                                        56,884                       80                     5,811                      179

Weighted average for the twelve
      months ended December 31,
      2002                                        52,827                        3                     5,671                      142
      2001                                        61,010                      256                     5,809                      231

Notes:

(a) Series A Preferred shares were convertible into common shares on a one-for-one basis. Balance of shares were converted in the first quarter of 2002.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding as of December 31, 2002 which are not included in the table above:

              Series B       2,893,916  Shares
              Series C       5,541,720  Shares
              Series D       1,745,010  Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary

---------------------------------------------------------------------------------------------------------------
($ in thousands)

                                                                             Principal    Interest    Maturity
Description of Notes/Lender                         Property                Outstanding     Rate        Date
---------------------------                         --------                -----------     ----        ----
GE Capital                               Parkway North                           24,164     6.92%     01-Dec-03
Sun Life Assurance Company of Canada     Tract 17/Canyon Park Commons             4,647     9.13%     01-Dec-04
UBS Mortgage Finance Inc.                U.S. West                               12,998     7.92%     01-Dec-05
UBS Mortgage Finance Inc.                U.S. West                                3,855     7.92%     01-Dec-05
UBS Mortgage Finance Inc.                U.S. West                                5,783     7.92%     01-Dec-05
UBS Mortgage Finance Inc.                U.S. West                                5,783     7.92%     01-Dec-05
Salomon Brothers                         Redmond East                            25,664     8.38%     01-Jan-06
State Farm                               Peterson (Note 2)                       17,913     7.20%     01-Jan-06
Farm Bureau Life Insurance Co.           Wateridge Pavilion                       3,240     8.25%     01-Nov-06
Teachers Ins. and Ann. Assoc. of Amer.   Wasatch Corporate Center                11,767     8.15%     02-Jan-07
Metropolitan Life Insurance Company      2600 West Olive                         18,658     6.75%     01-Jan-09
Midland Loan Services                    Palomar Oaks                             9,457     8.85%     01-Apr-09
Northwest Mutual                         1255 23rd St (Note 1)                   37,463     8.12%     01-Apr-09
Northwest Mutual                         1730 Penn, I Square (Note 1)           179,687     8.12%     01-Apr-09
New York Life Insurance                  South Coast                             14,636     7.13%     10-Jun-09
Business Men's Assurance Co.             Sorenson - Bus. Men's Assur.             2,035     7.75%     01-Jul-11
Berkshire Life Insurance Co.             Sorenson - Berkshire                     1,474     8.88%     01-May-17
Aid Association for Lutherans            1747 Penn                               13,628     9.50%     10-Jul-17
Aid Association for Lutherans            900 19th St/Pres. Plaza (Note 3)        14,897     8.25%     01-Aug-04
TransAmerica Life Insurance              1775 Penn                               11,606     7.63%     01-Sep-09
                                                                              ---------
                                                                              $ 419,355
                                                                              =========
($ in thousands)
                                                           Principal Maturity
                                         -----------------------------------------------------------------
                                                                                                  2008 &
Description of Notes/Lender                2003       2004       2005       2006       2007     Thereafter
---------------------------              --------   --------   --------   --------    -------   ----------
GE Capital                                 24,164          -          -          -          -            -
Sun Life Assurance Company of Canada          302      4,345          -          -          -            -
UBS Mortgage Finance Inc.                   3,980      4,363      4,655          -          -            -
UBS Mortgage Finance Inc.                   1,120      1,291      1,444          -          -            -
UBS Mortgage Finance Inc.                   1,680      1,936      2,167          -          -            -
UBS Mortgage Finance Inc.                   1,680      1,936      2,167          -          -            -
Salomon Brothers                              519        569     24,576          -          -            -
State Farm                                    864        929     16,120          -          -            -
Farm Bureau Life Insurance Co.                 74         80         87      2,999          -            -
Teachers Ins. and Ann. Assoc. of Amer.        271        293        318     10,885          -            -
Metropolitan Life Insurance Company           273        292        313        334        358       17,088
Midland Loan Services                         195        213        233        255        278        8,283
Northwest Mutual                              563        609        662        717        778       34,134
Northwest Mutual                            2,699      2,921      3,176      3,440      3,730      163,721
New York Life Insurance                       252        270        290        312        335       13,177
Business Men's Assurance Co.                  176        190        205        222        240        1,002
Berkshire Life Insurance Co.                   53         58         64         70         76        1,153
Aid Association for Lutherans                 455        500        549        604        663       10,857
Aid Association for Lutherans                 443        481        523        567        616       12,267
TransAmerica Life Insurance                   139        150        162        175        188       10,792
                                         --------   --------   --------   --------    -------   ----------
                                         $ 39,902   $ 21,426   $ 57,711   $ 20,580    $ 7,262   $  272,474
                                         ========   ========   ========   ========    =======   ==========

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.
Note 2: Secured by Century Springs West, Glenridge, Midori, Lakewood and
Parkwood.
Note 3: Holder has right to call loan any time after 8/1/04 with 6 months notice. Borrower can prepay any time after 7/1/04 without penalty.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Debt Capitalization Summary - continued

-----------------------------------------------------------------------------------------------------------------------------------
($ In thousands)
     Unsecured Bonds Payable
     -----------------------
                                                                                      Principal Maturity
                                                                 ------------------------------------------------------------------
                               Principal   Interest    Maturity                                                             2008 &
                              Outstanding    Rate        Date       2003       2004        2005       2006       2007     Thereafter
                              -----------    ----        ----       ----       ----        ----       ----       ----     ----------
     7.200% Notes due 2004*   $  150,000    7.200%    01-Jul-04   $     -   $ 150,000   $       -   $     -   $       -   $       -
                              ==========                          =======   =========   =========   =======   =========   =========
     7.375% Notes due 2007    $  125,000    7.375%    01-Jul-07   $     -   $       -   $       -   $     -   $ 125,000   $       -
                              ==========                          =======   =========   =========   =======   =========   =========
     6.625% Notes due 2005    $  100,000    6.625%    01-Mar-05   $     -   $       -   $ 100,000   $     -   $       -   $       -
                              ==========                          =======   =========   =========   =======   =========   =========
     6.875% Notes due 2008    $  100,000    6.875%    01-Mar-08   $     -   $       -   $       -   $     -   $       -   $ 100,000
                              ==========                          =======   =========   =========   =======   =========   =========
     7.125% Notes due 2012    $  400,000    7.125%    15-Jan-12   $     -   $       -   $       -   $     -   $       -   $ 400,000
                              ==========                          =======   =========   =========   =======   =========   =========
     5.261% Notes due 2007    $   50,000    5.261%    30-Nov-07   $     -   $       -   $       -   $     -   $  50,000   $       -
                              ==========                          =======   =========   =========   =======   =========   =========
     5.25% Notes due 2007*    $  175,000    5.250%    30-Nov-07   $     -   $       -   $       -   $     -   $ 175,000   $       -
                              ==========                          =======   =========   =========   =======   =========   =========

     *See Hedging Below

     Unsecured Line of Credit
     ------------------------                                         Amount                                 Amount
                                                                    Outstanding                            Outstanding
                               Available   Interest    Maturity      Beginning                                 End
     Lender                   Commitment     Rate        Date         of Year   Advances    Repayments      of Period
     ------                   ----------     ----        ----        -------    --------    ----------     ----------
JP Morgan Chase               $  410,800   L+.700%    28-Jun-04     $ 457,000   $ 577,000    $ 946,000     $  88,000
                              ==========                            =========   =========    =========     =========


                               Notional                Maturity
     Hedging Instruments        Amount       Terms       Date        Reset
     -------------------      ----------     -----       ----        -----

     Interest rate swap       $  150,000   6ML+2.72%   01-Jul-04     Arrears

     Interest rate cap        $   97,000   1ML capped  01-Sep-04     Prompt
                                            at 6.75%

     Interest rate swap       $  175,000   6ML+1.40%   30-Nov-07     Arrears

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Investment Balances
--------------------------------------------------------------------------------

                                                                                  Investment
                                                                                 Balance as of
                                              Accounting         Percentage      Dec. 31, 2002
                                                Method           Ownership           ($000)
                                           ----------------     ------------    ---------------
         Carr Office Park LLC                   Equity               35%                 51,561
         1919 Pennsylvania Assoc.               Equity               49%                 17,109
         575 7th Street                         Equity               30%                 19,640
         1201 F Street                          Equity               35%                  9,068
         300 W. Sixth Street                    Equity               20%                  7,862
         1717 Pennsylvania                      Equity               50%                  9,646
         Custer Court                           Equity               49%                  3,150
         AgilQuest                               Cost                18%                  2,759
         WCM JV                                 Equity               16%                  1,722
         CC JM II                               Equity               50%                  1,360
         essention                               Cost                19%                  1,202
                                                                                ---------------
                                                                                        125,079
                                                                                ===============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Unconsolidated Equity Investments
             As of and for the twelve months ended December 31, 2002
--------------------------------------------------------------------------------

                                                   1717        Custer                    300 W.
($ in thousands)                     CC JM         Penn         Court      1201 F St.   Sixth St.
                                 ------------   ----------   ----------   -----------  ----------
Equity Investment/1/                    1,682        8,433        2,790        9,878        6,974

Loans Payable/2/                        9,621       11,924        3,725       13,714        9,720

Percentage Ownership                       50%          50%          49%          35%          20%


Total revenue                           4,722        7,826        1,293       10,998        7,288
                                 ------------   ----------   ----------   ----------   ----------

Expenses
   Operating expenses                   1,017        3,098          642        3,430        2,774
   Interest expense                     1,389        1,590          197        2,759          572
   Depreciation/amortization            1,159        2,244          410        1,962        1,857
                                 ------------   ----------   ----------   ----------   ----------

     Total expenses                     3,565        6,932        1,249        8,151        5,203
                                 ------------   ----------   ----------   ----------   ----------

Net income                              1,157          894           44        2,847        2,085
                                 ============   ==========   ==========   ==========   ==========

CarrAmerica's share of net
      net income                          579          447           22          996          417
  Adjustments/3/                            -            -            -          293            -
                                 ------------   ----------   ----------   ----------   ----------

  Equity in earnings                      579          447           22        1,289          417
                                 ============   ==========   ==========   ==========   ==========

                                       Carr
                                      Office                     1919         575
($ in thousands)                       Park        WCM JV       Assoc.       Seventh
                                    ----------   ----------   ----------   ----------
Equity Investment/1/                    72,817        1,505       17,817       16,672

Loans Payable/2/                        77,642            -       39,734        7,950

Percentage Ownership                        35%          16%          49%          30%


Total revenue                           70,916        1,494       18,594            -
                                    ----------   ----------    ---------   ----------

Expenses
   Operating expenses                   26,398          223        5,821            -
   Interest expense                     14,794            -        5,992            -
   Depreciation/amortization            20,012          620        2,791            -
                                    ----------   ----------   ----------   ----------

     Total expenses                     61,204          843       14,604            -
                                    ----------   ----------   ----------   ----------

Net income                               9,712          651        3,990            -
                                    ==========   ==========   ==========   ==========

CarrAmerica's share of net
      net income                         3,399          104        1,955            -
  Adjustments/3/                          (380)           5            -            -
                                    ----------   ----------   ----------   ----------

  Equity in earnings                     3,019          109        1,955            -
                                    ==========   ==========   ==========   ==========

/1/ CarrAmerica's share of the investee's equity
/2/ CarrAmerica's percentage of investee's debt
/3/ Adjustments made to investee's net income for equity in earnings

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
   Current Summary of Portfolio Operating Properties As Of December 31, 2002

---------------------------------------------------------------------------------------------

                                             Net Rentable
                                                Area in                   Number
                                                Square       Percent        of
                                              Feet/(1)/    Leased/(2)/   Buildings
                                             ------------  -----------   ---------

Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
      International Square                      1,014,914        96.2%           3
      900 19th Street                             101,215        98.1%           1
      2550 M Street                               192,393       100.0%           1
      1730 Pennsylvania Avenue                    229,292        98.7%           1
      1255 23rd Street                            306,395        96.4%           1
      1747 Pennsylvania Avenue                    151,925        94.8%           1
      1775 Pennsylvania Avenue                    143,857        98.6%           1
Suburban Washington, D.C.:
      One Rock Spring Plaza                       205,721       100.0%           1
      Sunrise Corporate Center                    260,253       100.0%           3
      Reston Crossing East & West                 327,788       100.0%           2
      TransPotomac V Plaza                         96,960        94.8%           1
      Canal Center                                492,001        90.8%           4
                                             ------------  ----------    ---------
         Washington, D.C. Subtotal              3,522,714        96.7%          20

Atlanta, GA:
      Glenridge                                    63,494        98.4%           1
      Century Springs West                         95,206        71.7%           1
      Holcomb Place                                72,827       100.0%           1
      Midori                                       99,691        51.3%           1
      Parkwood                                    150,270        97.1%           1
      Lakewood                                     80,768        32.4%           1
      The Summit                                  179,085       100.0%           1
      Spalding Ridge                              127,833        92.8%           1
      2400 Lake Park Drive                        103,460        76.2%           1
      680 Engineering Drive                        62,154        71.4%           1
      Embassy Row                                 465,835        85.6%           3
      Embassy 100, 500                            190,470       100.0%           2
      Waterford Centre                             83,170        50.4%           1
                                             ------------  ----------    ---------
          Atlanta Subtotal                      1,774,263        83.4%          16
                                             ------------  ----------    ---------
               East Region Subtotal:            5,296,977        92.2%          36    26.1%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
      Scenic Business Park                        138,076        87.0%           4
      Harbor Corporate Park                       151,234        79.6%           4
      Plaza PacifiCare                            104,377       100.0%           1
      Katella Corporate Center                     80,609       100.0%           1
      Warner Center                               343,486        82.2%          12
      South Coast Executive Center                161,787        61.0%           2
      Warner Premier                               61,210        87.3%           1
      Von Karman                                  104,138        84.1%           1
      2600 W. Olive                               144,831       100.0%           1
      Bay Technology Center                       107,481        84.6%           2
      Pacific Corporate Plaza 1,2, & 3            125,268        96.5%           3
      Alton Deere Plaza                           182,183        74.9%           6
      Westlake Spectrum                           108,084        78.7%           2
                                             ------------  ----------    ---------
          Orange County/Los Angeles Subtotal    1,812,764        84.2%          40

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
   Current Summary of Portfolio Operating Properties As Of December 31, 2002

--------------------------------------------------------------------------------------------------------

                                                    Net Rentable
                                                      Area in                    Number
                                                       Square       Percent        of
                                                     Feet/(1)/    Leased/(2)/   Buildings
                                                    ------------  -----------   ---------

Southern California,
San Diego:
      Del Mar Corporate Plaza                            123,142       100.0%          2
      Wateridge Pavilion                                  62,194        89.4%          1
      Towne Center Technology Park 1, 2, 3               182,120       100.0%          3
      Lightspan                                           64,800       100.0%          1
      La Jolla Spectrum 1 & 2                            156,653       100.0%          2
      Palomar Oaks Technology Park                       170,357        81.4%          6
      Jaycor                                             105,358       100.0%          1
      Highlands Corporate Center                         205,191        92.8%          5
      11119 Torrey Pines Road                             76,701       100.0%          1
      Carroll Vista I & II                               107,579       100.0%          3
                                                    ------------  -----------   --------
          San Diego Subtotal                           1,254,095       95.8%          25

Northern California,
San Francisco Bay Area:
      CarrAmerica Corporate Center                     1,004,679       100.0%          7
      Valley Business Park I                              67,784        83.2%          2
      Bayshore Centre 2                                   94,874       100.0%          1
      Rincon Centre                                      201,178        88.4%          3
      Valley Centre II                                   212,082       100.0%          4
      Valley Office Centre                                68,798        86.8%          2
      Valley Centre                                      102,291       100.0%          2
      Valley Business Park II                            166,928        88.9%          6
      Rio Robles                                         368,178        76.6%          7
      First Street Technology Center                      67,582       100.0%          1
      Baytech Business Park                              300,000       100.0%          4
      3571 North First Street                            116,000       100.0%          1
      San Mateo Center I                                  72,137        28.6%          1
      Oakmead West Land A-G                              425,981       100.0%          7
      San Mateo II & III                                 141,440        80.7%          2
      Hacienda West                                      206,657        90.8%          2
      Sunnyvale Technology Center                        165,520       100.0%          5
      Clarify Corporate Center 1, 2, 3, 4                258,048       100.0%          4
      Valley Technology Center 1, 2, 3, 4, 5, 6 & 7      460,590       100.0%          7
      Golden Gateway Commons                             275,041        93.5%          3
      Techmart Commerce Center                           266,520        88.9%          1
      Fremont Technology Park 1, 2, 3                    139,304       100.0%          3
      Mountain View Gateway Center                       236,400       100.0%          2
      Stanford Research Park                              89,595       100.0%          2
                                                    ------------  -----------   --------
          San Francisco Subtotal                       5,507,607        94.7%         79

Portland, OR:
      Sunset Corporate Park                              132,531        60.0%          3
      Rock Creek Corp Center                             142,662       100.0%          3
                                                    ------------  -----------   --------
          Portland Subtotal                              275,193        80.7%          6

Seattle, WA:
      Redmond East                                       396,497        90.5%         10
      Redmond Hilltop B & C                               90,880       100.0%          2
      Canyon Park                                        316,667        99.1%          6
      Willow Creek                                        96,179       100.0%          1
      Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6       329,009        97.7%          6
      Canyon Park Commons 1, 2, 4                        176,846       100.0%          3
      Canyon Park Commons                                 95,290       100.0%          1
                                                    ------------  -----------   --------
          Seattle Subtotal                             1,501,368        96.8%         29
                                                    ------------  -----------   --------
          Pacific Region Subtotal                     10,351,027        92.9%        179    51.0%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
    Current Summary of Portfolio Operating Properties As Of December 31, 2002

---------------------------------------------------------------------------------------------

                                             Net Rentable
                                                Area in                   Number
                                                Square       Percent        of
                                               Feet/(1)/   Leased/(2)/   Buildings
                                             ------------  -----------   ---------

CENTRAL REGION
Austin, TX:
      City View Centre                            137,218        62.2%           3
      City View Centre                            128,716       100.0%           1
      Tower of the Hills                          166,149       100.0%           2
                                             ------------  ----------    ---------
          Austin Subtotal                         432,083        88.0%           6

Chicago, IL:
      Parkway North I                             252,207        87.6%           1
      Unisys                                      368,444        87.7%           2
      The Crossings                               296,626        76.1%           1
      Bannockburn I & II                          209,969        89.9%           2
      Bannockburn IV                              110,319       100.0%           1
                                             ------------  ----------    ---------
          Chicago Subtotal                      1,237,565        86.4%           7

Dallas, TX:
      Cedar Maple Plaza                           113,045        92.5%           3
      Quorum North                                116,194        94.3%           1
      Quorum Place                                178,388        65.2%           1
      Tollway Plaza 1, 2                          359,903        98.5%           2
      Two Mission Park                             77,593        51.7%           1
      5000 Quorum                                 162,186        90.5%           1
                                             ------------  ----------    ---------
          Dallas Subtotal                       1,007,309        86.6%           9
                                             ------------  ----------    ---------
      Central Region Subtotal                   2,676,957        86.7%          22     13.2%

MOUNTAIN REGION
Denver, CO:
      Harlequin Plaza                             329,014        97.3%           2
      Quebec Court I                              130,000       100.0%           1
      Quebec Court II                             157,294       100.0%           1
      Quebec Centre                               106,865        91.5%           3
      Dry Creek 3                                  92,356       100.0%           1
                                             ------------  ----------    ---------
          Denver Subtotal                         815,529        97.8%           8
                                             ------------  ----------    ---------
Phoenix, AZ:
      Qwest Communications                        532,506       100.0%           4

Salt Lake City, UT:
      Sorenson Research Park                      282,944        99.1%           5
      Wasatch Corporate Center                    178,231        83.1%           3
      Wasatch Corporate Center 18                  49,566        72.6%           1
      Sorenson X                                   41,288       100.0%           1
      Creekside I & II                             78,000       100.0%           1
                                             ------------  ----------    ---------
          Salt Lake City Subtotal                 630,029        92.7%          11
                                             ------------  ----------    ---------
      Mountain Region Subtotal                  1,978,064        96.7%          23      9.7%

TOTAL CONSOLIDATED PROPERTIES:                 20,303,025        92.3%         260    100.0%
WEIGHTED AVERAGE

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
    Current Summary of Portfolio Operating Properties As Of December 31, 2002

---------------------------------------------------------------------------------------------------------------------

                                                Company's    Net Rentable
                                                Effective       Area in                    Number
                                                 Property       Square        Percent        of
Property                                        Ownership      Feet/(1)/    Leased/(2)/   Buildings
--------                                       -----------   ------------   -----------   ---------

Unconsolidated Properties
Washington, D.C.:
      1919 Pennsylvania Avenue                      49.0%         328,667         99.5%          1
      2025 M Street                                 49.0%         245,303         99.5%          1
      1201 F Street                                 35.0%         226,922         99.6%          1
      Bond Building                                 15.0%         162,182        100.0%          1
      1717 Pennsylvania Avenue                      50.0%         236,455        100.0%          1
      Booz-Allen & Hamilton Building                50.0%         222,989        100.0%          1

Portland, OR:
      GM Call Center                                16.2%         103,279        100.0%          1

Chicago Market Office:
      Parkway 3, 4, 5, 6, 10                        35.0%         646,232         97.6%          5

Dallas Market Office:
      Royal Ridge Phase II, A,B                     35.0%         503,305         87.3%          4
      Custer Court                                  49.0%         120,838         44.7%          1

Austin Market Office:
      300 W. 6th Street                             20.0%         446,391         66.9%          1
      Riata Corporate                               35.0%         673,622         98.5%          8
      Riata Crossing                                35.0%         324,056        100.0%          4

Denver Market Office:
      Panorama I, II, III, V, VIII, X               35.0%         664,050         89.8%          6

TOTAL UNCONSOLIDATED PROPERTIES:
WEIGHTED AVERAGE                                                4,904,291         92.3%         36

ALL OPERATING PROPERTIES
TOTAL:
WEIGHTED AVERAGE                                               25,207,316         92.3%        296


/(1)/ Includes office, retail and parking space but excludes storage space. /(2)/ Includes space for leases that have been executed and have commenced as of
      Dec. 31, 2002.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Lease Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

                                       Current     YTD Avg/       Vacant
Region/Market              Sq. Feet   Occupancy   Occupancy      Sq. Feet     2003       2004        2005       2006       2007
-------------              --------   ---------   ---------      --------     ----       ----        ----       ----       ----
PACIFIC REGION
San Francisco Bay Area     5,507,607     94.7%      95.4%        293,669     817,284    591,370     818,343    991,585    579,419
Orange County/Los Angeles  1,812,764     84.2%      85.7%        287,169     139,534    285,815     166,825    296,670    352,645
Seattle                    1,501,368     96.8%      97.5%         48,079     223,368    236,355     461,317    102,210      1,283
San Diego                  1,254,095     95.8%      95.5%         53,016     134,988    187,117     122,027    179,311     31,261
Portland                     275,193     80.7%      80.5%         53,069       9,703     31,497      14,390          -    122,127

MOUNTAIN REGION
Denver                       815,529     97.8%      96.1%         18,072      44,861     60,603     177,789    148,762     10,924
Phoenix                      532,506    100.0%     100.0%              -           -          -           -          -    532,506
Salt Lake City               630,029     92.7%      94.2%         46,220      85,641    176,881      64,174     87,456    140,843

CENTRAL REGION
Chicago                    1,237,565     86.4%      89.1%        168,995     433,428    179,750     161,766     41,215     68,305
Dallas                     1,007,309     86.6%      88.5%        135,437     242,974    141,886     113,042     45,028    119,321
Austin                       432,083     88.0%      85.5%         51,809       8,168    267,872       7,387     18,270     51,541

EAST REGION
Washington, DC
  Downtown Properties      2,139,991     97.0%      98.4%         64,762      67,202    528,733     107,997    369,750    276,304
  Suburban Properties      1,382,723     96.4%      96.2%         50,320      83,274    117,611     277,371     70,784    147,311
Atlanta                    1,774,263     83.4%      83.9%        295,435     325,221    164,900      88,485     66,214    199,853

Total                     20,303,025     92.3%      93.0%      1,566,052   2,615,646  2,970,390   2,580,913  2,417,255  2,633,643

                                                                                            2013 &
Region/Market                 2008       2009         2010         2011         2012      Thereafter
-------------                 ----       ----         ----         ----         ----      ----------
PACIFIC REGION
San Francisco Bay Area       692,602    231,926      183,653            -      307,756            -
Orange County/Los Angeles    158,474     17,029       25,428       18,830       30,402       33,943
Seattle                       27,800    325,264            -            -            -       75,692
San Diego                          -     84,949       97,054            -      287,478       76,894
Portland                           -          -       44,407            -            -

MOUNTAIN REGION
Denver                       354,518          -            -            -            -            -
Phoenix                            -          -            -            -            -            -
Salt Lake City                     -          -            -            -       28,814            -

CENTRAL REGION
Chicago                       69,072     16,760            -       77,192       21,082            -
Dallas                       144,365     54,389        4,278        6,589            -            -
Austin                             -     27,036            -            -            -            -

EAST REGION
Washington, DC
  Downtown Properties        210,956     84,800       25,206        3,528      239,237      161,516
  Suburban Properties         52,706    372,409       95,761       67,901       47,275            -
Atlanta                       29,793    181,135       75,711      222,757            -      124,759

Total                      1,740,286  1,395,697      551,498      396,797      962,044      472,804

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Rent Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

(in thousands)

Region/Market                  2003           2004           2005           2006           2007           2008           2009
-------------                  ----           ----           ----           ----           ----           ----           ----
PACIFIC REGION
San Francisco Bay Area     $ 16,482,182   $ 14,546,501   $ 22,202,549   $ 24,324,917   $ 15,801,668   $ 15,898,720   $  3,532,144
Orange County/Los Angeles     2,935,281      6,628,130      3,801,377      7,752,278      5,501,105      2,972,002        347,392
Seattle                       3,764,353      3,403,087      7,361,579      1,302,045         32,076        344,927      5,193,055
San Diego                     3,042,811      3,485,221      3,434,167      3,953,607        547,233              -      2,777,272
Portland                         98,817        625,792        208,712              -      2,680,688              -              -

MOUNTAIN REGION
Denver                          735,166      1,127,448      3,090,508      2,594,821        184,979      6,075,878        457,870
Phoenix                               -              -              -              -      9,872,997              -              -
Salt Lake City                1,086,671      2,705,802      1,061,142      1,090,972      1,863,712              -              -

CENTRAL REGION
Chicago                       7,013,485      3,471,078      2,703,026        437,237      1,136,500      1,006,735        293,044
Dallas                        5,079,359      3,217,910      2,464,332        979,882      2,281,275      3,290,643      1,266,599
Austin                          185,842      4,356,887        169,338        260,082        522,254              -        459,612

EAST REGION
Washington, DC
  Downtown Properties         2,221,266     17,804,718      4,033,880     11,816,551      8,572,957      7,180,963      2,812,266
  Suburban Properties         2,287,801      3,130,891      6,844,440      2,140,614      4,252,924      1,475,874      7,663,502
Atlanta                       6,089,661      3,223,087      1,616,263      1,302,910      3,793,888        730,518      2,825,349

Total                      $ 51,022,695   $ 67,726,552   $ 58,991,313   $ 57,955,916   $ 57,044,256   $ 38,976,260   $ 27,628,105

(in thousands)
                                                                         2013 &
Region/Market                  2010          2011           2012       Thereafter
-------------                  ----          ----           ----       ----------
PACIFIC REGION
San Francisco Bay Area     $  5,983,276   $         -   $  7,773,725  $          -
Orange County/Los Angeles       487,566       273,412              -       681,022
Seattle                               -             -              -     1,135,380
San Diego                     2,965,045             -      5,203,787     3,231,393
Portland                        590,772             -              -             -

MOUNTAIN REGION
Denver                                -             -              -             -
Phoenix                               -             -              -             -
Salt Lake City                        -             -        459,583             -

CENTRAL REGION
Chicago                               -     1,183,353        329,937             -
Dallas                           85,560       144,958              -             -
Austin                                -             -              -             -

EAST REGION
Washington, DC
  Downtown Properties           977,732       131,006      8,165,341     5,944,562
  Suburban Properties         2,706,818     1,912,191      1,354,980             -
Atlanta                       2,054,797     3,930,550      1,377,744     2,289,476

Total                      $ 15,851,566   $ 7,575,470   $ 24,665,097  $ 13,281,833

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                       4th Quarter 2002
                              -----------------------------------------------------------------------------------------------------

                                   Total   New GAAP  Prior GAAP   % Change    Ave. Lease     Lease        Tenant     Total T/I's
                                 Executed   Rental     Rental      In GAAP     Term in    Commissions  Improvements   and L/C's
Market                            Sq. Ft.    Rate       Rate     Rental Rate    Years     Per Sq. Ft.   Per Sq. Ft.  Per Sq. Ft.
------                            -------    ----       ----     -----------    -----     -----------   -----------  -----------
Atlanta                           112,806    16.83      19.19      -12.30%       4.62         4.52          9.98        14.50
Austin                             15,320    19.37      22.75      -14.86%       3.78         1.38          2.50         3.88
Chicago                           115,874    21.31      24.50      -13.05%       5.29         1.28          5.98         7.26
Dallas                            109,335    17.39      21.90      -20.59%       4.33         4.66         10.70        15.36
Denver                             17,795    15.88      22.16      -28.34%       4.28         3.50         11.75        15.25
Los Angeles/Orange County          49,662    18.68      23.49      -20.47%       4.35         3.88         19.72        23.60
Portland                                -        -          -           -           -            -             -            -
Salt Lake City                     11,569    13.03      18.01      -27.63%       3.37         3.67          0.32         3.99
San Diego                          15,930    22.97      24.44       -6.04%       1.95         2.49          6.61         9.10
San Francisco Bay                  83,775    15.20      31.01      -51.00%       2.55         1.59          2.73         4.32
Seattle                            27,800    14.94      14.07        6.18%       5.01         2.50          3.59         6.09
Suburban Washington DC             11,724    30.40      27.59       10.19%       5.54         5.25         10.71        15.96
Downtown Washington DC            236,189    38.80      40.42       -3.99%       5.07         7.30          7.56        14.86

Total                             807,779    24.22      28.29      -14.38%       4.28         4.35          8.13        12.48

                                                                       4th Quarter 2001
                              -----------------------------------------------------------------------------------------------------

                                   Total   New GAAP  Prior GAAP   % Change    Ave. Lease     Lease        Tenant     Total T/I's
                                 Executed   Rental     Rental      In GAAP     Term in    Commissions  Improvements   and L/C's
Market                            Sq. Ft.    Rate       Rate     Rental Rate    Years     Per Sq. Ft.   Per Sq. Ft.  Per Sq. Ft.
------                            -------    ----       ----     -----------    -----     -----------   -----------  -----------
Atlanta                           188,982    17.62      18.59       -5.22%       3.91         3.69         11.21        14.90
Austin                              2,375    25.06      20.91       19.85%       3.00            -             -            -
Chicago                            10,968    25.59      26.42       -3.14%       4.61         3.47         16.68        20.15
Dallas                             93,140    21.33      22.56       -5.48%       3.87         4.99          4.99         9.98
Denver                              6,025    17.29      19.92      -13.19%       2.58            -             -            -
Los Angeles/Orange County          22,930    22.02      22.76       -3.26%       5.53         6.33         10.61        16.94
Salt Lake City                     48,099    13.05      13.80       -5.46%       3.08         1.48             -         1.48
San Diego                           6,036    25.56      20.44       25.08%       3.67         2.45          1.71         4.16
San Francisco Bay                  22,564    37.24      33.20       12.18%       3.79         5.17          8.18        13.35
Seattle                               797    26.66      24.89        7.11%       5.00            -          5.44         5.44
Suburban Washington DC                  -        -          -           -           -            -             -            -
Downtown Washington DC             18,451    37.44      37.61        0.44        3.68            -         10.09        10.09

Total                             420,367    20.52      21.10       -2.73%       3.97         3.68          8.08        11.76

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                      2002 Year-to-Date
                            -------------------------------------------------------------------------------------------------------

                                 Total       New GAAP  Prior GAAP   % Change     Ave. Lease    Lease         Tenant     Total T/I's
                               Executed       Rental     Rental      In GAAP       Term in   Commissions  Improvements  and L/C's
Market                          Sq. Ft.        Rate       Rate     Rental Rate      Years    Per Sq. Ft.   Per Sq. Ft.  Per Sq. Ft.
------                          -------        ----       ----     -----------      -----    -----------   -----------  -----------
Atlanta                        401,979         17.93      20.75      -13.56%         4.38      3.22             10.95      14.17
Austin                          63,033         21.86      22.98       -4.88%         4.53      3.78             14.35      18.13
Chicago                        272,609         21.63      24.74      -12.57%         4.32      2.79              6.01       8.80
Dallas                         190,989         17.94      21.70      -17.33%         3.97      4.54              9.54      14.08
Denver                         199,094         16.43      19.45      -15.52%         4.68      2.95             11.02      13.97
Los Angeles/Orange County      275,556         22.46      25.69      -12.58%         4.97      5.28             16.41      21.69
Portland                        20,818         17.49      19.26       -9.22%         2.03         -                 -          -
Salt Lake City                  99,156         18.71      16.95       10.37%         3.09      0.86              1.47       2.33
San Diego                       89,509         25.89      24.44        5.97%         2.97      3.15              7.26      10.41
San Francisco Bay              547,369         22.23      28.52      -22.06%         3.44      4.31              5.78      10.09
Seattle                         39,948         17.22      16.99        1.33%         3.06      1.74              2.50       4.24
Suburban Washington DC          17,722         30.34      28.94        4.83%         4.72      5.07             14.39      19.46
Downtown Washington DC         253,979         38.80      40.03       -3.09%         5.31      7.79              8.86      16.65

Total                        2,471,761         22.37      25.45      -12.08%         4.14      4.07              8.92      12.99

                                                                      2001 Year-to-Date
                            -------------------------------------------------------------------------------------------------------

                                 Total       New GAAP  Prior GAAP   % Change     Ave. Lease    Lease         Tenant     Total T/I's
                               Executed       Rental     Rental      In GAAP       Term in   Commissions  Improvements  and L/C's
Market                          Sq. Ft.        Rate       Rate     Rental Rate      Years    Per Sq. Ft.   Per Sq. Ft.  Per Sq. Ft.
------                          -------        ----       ----     -----------      -----    -----------   -----------  -----------
Atlanta                        458,864         19.10      19.09        0.03%         4.19      4.02             11.48      15.50
Austin                          44,961         26.37      21.13       24.80%         3.78      5.20             14.32      19.52
Chicago                        173,666         24.98      23.85        4.74%         3.67      1.59              2.82       4.41
Dallas                         180,102         21.51      21.83       -1.46%         3.33      4.44              5.75      10.19
Denver                          71,056         20.97      19.08        9.89%         4.99      2.69              8.04      10.73
Los Angeles/Orange County      370,664         23.90      21.16       12.99%         4.58      3.75             10.27      14.02
Salt Lake City                 127,148         13.84      13.60        1.79%         3.04      0.79              1.24       2.03
San Diego                      114,880         15.29      14.24        7.37%         3.43      2.80              4.66       7.46
San Francisco Bay              368,949         43.16      26.76       61.31%         3.61      2.40              1.38       3.78
Seattle                        195,266         19.99      19.05        4.94%         3.90      0.85              4.05       4.90
Suburban Washington DC           5,573         33.76      25.05       34.78%         4.24      1.51              9.73      11.24
Downtown Washington DC          28,907         35.45      34.88        1.65%         3.88      0.95              8.78       9.73

Total                        2,140,036         25.12      21.18       18.57%         3.92      2.92              6.60       9.52

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent

-------------------------------------------------------------------------------

                                        Percentage                   Percentage
                                            of                           of
                                        Portfolio                     Occupied
                                        Annualized       Square        Square
              Tenant                       Rent           Feet          Feet
-----------------------------------     ----------     ----------    ----------
INTERNATIONAL MONETARY FUND                  4.03%        501,068         2.45%
AT&T                                         2.44%        631,335         3.08%
APPLIED MATERIALS, INC.                      2.37%        425,981         2.08%
QWEST COMMUNICATON                           2.35%        532,506         2.60%
PEOPLESOFT, INC.                             1.99%        215,323         1.05%
NORTEL NETWORKS, INC.                        1.72%        258,048         1.26%
NEXTEL COMMUNICATIONS, INC.                  1.63%        348,749         1.70%
PATTON BOGGS, L.L.P.                         1.49%        190,975         0.93%
SUN MICROSYSTEMS, INC.                       1.48%        239,608         1.17%
CITIGROUP                                    1.35%        222,651         1.09%
GATEWAY, INC.                                1.24%        287,478         1.40%
MERRILL LYNCH                                1.21%        127,736         0.62%
SOFTWARE AG OF NORTH AMERICA                 1.18%        209,521         1.02%
LATTICE SEMICONDUCTOR CORP                   1.17%        216,650         1.06%
PACIFIC BELL MOBILE SERVICES                 1.16%        198,093         0.97%
SAFECO INSURANCE CO OF AMERICA               1.03%        265,658         1.30%
FEDERAL DEPOSIT INSURANCE CORP               0.96%        121,793         0.59%
SAFEWAY INC.                                 0.93%        145,350         0.71%
KING & SPALDING                              0.83%         88,655         0.43%
UNISYS CORPORATION                           0.79%        190,081         0.93%
KPMG L.L.P.                                  0.78%        135,558         0.66%
THE SCRIPPS RESEARCH INSTITUTE               0.77%         76,894         0.38%
BOSTON SCIENTIFIC                            0.75%        212,082         1.04%
CHRONICLE OF HIGHER EDUCATION                0.72%         90,416         0.44%
STELLCOM, INC.                               0.70%         97,054         0.47%
                                        ----------    -----------    ----------
   Total                                    35.07%      6,029,263        29.43%
                                        ==========    ===========    ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity by Market

------------------------------------------------------------------------------------------------------------------

                                                                           Estimated
                                                                         Construction     Estimated
Wholly Owned Property                                  Square    Start    Completion    Stabilization  In Place
Under Construction @ Dec. 31, 2002                      Feet     Date        Date            Date      Dev Costs
------------------------------------------------------------------------------------------------------------------
Atlanta
     The Forum                                           90,461   4Q00        1Q02           1Q03         12,442
                                                      ---------                                      -----------
          Atlanta Subtotal                               90,461                                           12,442

Denver
     Dry Creek Corporate Center Building 2               93,601   1Q01        1Q02           1Q03          9,434
                                                      ---------                                      -----------
          Denver Subtotal                                93,601                                            9,434

Washington, DC
     675 E Street/1/                                          -   4Q01        3Q03            n/a          5,368
                                                      ---------                                      -----------
          Washington, D.C. Subtotal                           -                                            5,368

Total/Weighted Average                                  184,062                                           27,244
Less: Placed in Service                                (114,312)                                         (14,512)
                                                      ---------                                      -----------
Total/Weighted Average                                   69,750                                           12,732
                                                      =========                                      ===========

Partially Owned Property                   %
Under Construction @ Dec. 31, 2002/2/  Ownership
------------------------------------------------------------------------------------------------------------------

Chicago

      Nine Parkway North                  35%           129,253   4Q00        1Q02            1Q03       18,005
                                                      ---------                                      ----------
           Chicago Subtotal                             129,253                                          18,005

Washington, DC
      575 7th Street                      30%           478,251   3Q01        3Q03            3Q04       83,198
                                                      ---------                                      ----------
           Washington, DC Subtotal                      478,251                                          83,198

Total/Weighted Average                                  607,504                                         101,203
Less: Placed in Service                                       -                                               -
                                                      ---------                                      ----------
Total/Weighted Average                                  607,504                                         101,203
                                                      =========                                      ==========

Total/Weighted Average Wholly &
  Partially Owned                                       677,254                                         113,935
                                                      =========                                      ==========

-------------------------------------------------------------------------------------------------------

                                              Estimated
                                              Remaining       Total        Estimated      % Currently
Wholly Owned Property                          Costs to     Projected     Stabilized       Leased or
Under Construction @ Dec. 31, 2002             Complete    Investment       Return         Committed
--------------------------------------------------------------------------------------------------------
Atlanta
     The Forum                                       217       12,659           10.9%           98.2%
                                             -----------  -----------   ------------     -----------
          Atlanta Subtotal                           217       12,659           10.9%           98.2%

Denver
     Dry Creek Corporate Center Building 2         3,250       12,684            6.0%           61.6%
                                             -----------  -----------   ------------    ------------
          Denver Subtotal                          3,250       12,684            6.0%           61.6%

Washington, DC
     675 E Street/1/                              14,566       19,934            n/a             n/a
                                             -----------  -----------   ------------    ------------
          Washington, D.C. Subtotal               14,566       19,934            0.0%            0.0%

Total/Weighted Average                            18,033       45,277            8.5%           79.6%
Less: Placed in Service                           (1,340)     (15,852)
                                             -----------  -----------   ------------    ------------
Total/Weighted Average                            16,693       29,425            8.5%           46.2%
                                             ===========  ===========   ============    ============

Partially Owned Property
Under Construction @ Dec. 31, 2002/2/
----------------------------------------------------------------------------------------------------

Chicago

      Nine Parkway North                           6,246       24,251            8.7%            0.0%
                                            ------------  -----------   ------------    ------------
           Chicago Subtotal                        6,246       24,251            8.7%            0.0%

Washington, DC
      575 7th Street                              80,881      164,079           10.9%           52.9%
                                            ------------  -----------   ------------    ------------
           Washington, DC Subtotal                80,881      164,079           10.9%           52.9%

Total/Weighted Average                            87,127      188,330           10.7%           41.6%
Less: Placed in Service                                -            -
                                            ------------  -----------
Total/Weighted Average                            87,127      188,330           10.7%           41.6%
                                            ============  ===========   ============    ============

Total/Weighted Average Wholly &
  Partially Owned                                103,820      217,755           10.4%           42.1%
                                            ============  ===========   ============    ============

     /1/ 675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

     /2/ Project yields represent Carr's yields, exclusive of fees.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Land Held for Future Development

--------------------------------------------------------------------------------

                                                                                  Buildable
                                                                                Office Square
Region/Property                                    Market              Acres        Feet
-------------------------------------------  ------------------     ----------  ---------------
Wholly Owned Land
-----------------

Pacific Region
      Canyon Pointe A-B                      Seattle, WA                   10          173,760
      Sunset Corporate                       Portland, OR                  12          124,800
                                                                   ----------  ---------------
              Subtotal                                                     22          298,560

Mountain Region
      Dry Creek Corporate Center             Denver, CO                    80          678,000
      Sorenson Research Park XI              Salt Lake City, UT             6           80,238
      Wasatch 16                             Salt Lake City, UT             5           80,238
      Creekside 2 owned                      Salt Lake City, UT             6           78,000
      Creekside 3 optioned                   Salt Lake City, UT             6           78,452
                                                                   ----------  ---------------
              Subtotal                                                    103          994,928

Central Region
      Tollway Plaza III                      Dallas, TX                     4          134,400
      Royal Ridge IV & V                     Dallas, TX                    29          417,000
                                                                   ----------  ---------------
              Subtotal                                                     33          551,400

Eastern Region
      Peninsula Corporate Center 1-2/1/      Boca Raton, FL                20          221,350

              Total                                                       178        2,066,238
                                                                   ==========  ===============

Partially Owned Land
--------------------

Mountain Region
      Panorama IV                            Denver, CO                     7          136,850
      Panorama VI                            Denver, CO                     9          129,898
      Panorama VII                           Denver, CO                     6          100,000
      Panorama IX                            Denver, CO                     6          125,490
                                                                   ----------  ---------------
              Subtotal                                                     28          492,238

Central Region
      Riata 1                                Austin, TX                     4           61,585
      Riata Crossing 4                       Austin, TX                     5           79,780
      Riata Crossing 6                       Austin, TX                     8           49,702
      Seven/Eight Parkway North              Chicago, IL                   11          250,567
      Royal Ridge Bldgs 4-6                  Dallas, TX                    16          316,786
      Royal Ridge Bldg 8                     Dallas, TX                     6          132,709
                                                                   ----------  ---------------
                                                                           50          891,129


              Total                                                        78        1,383,367
                                                                   ==========  ===============

              Total All Land Held for Future Development or Sale          256        3,449,605
                                                                   ==========  ===============

      /1/ Property currently held for sale

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
  Projected Stabilized First Year Yields on Joint Venture Development Projects
--------------------------------------------------------------------------------

                                     Unlevered       Leveraged       Projected
                                      Project       CarrAmerica        Gross
                                       Yield          Yield/1/        Fees/2/
                                    -----------    -------------    -----------
      Nine Parkway North                   8.7%           12.1%     $ 1,143,000
      575 7th Street                      11.0%           17.4%     $ 8,776,000

      Weighted Average Yield

  /1/ First year stabilized leveraged returns including profit component of fees.
  /2/ Represents development fee, leasing fees for initial project leaseup, and first year management fee (excludes incentive fee).